Investor Presentation Janney Montgomery Scott West Coast Bank CEO Forum January 29-30, 2020 Jim Ford President & CEO Dave Kinross EVP CFO

Forward-Looking Statements Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company’s current business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates; (3) a decline in economic conditions at the international, national or local level on the Company’s results of operations; (4) the Company’s ability to continue its internal growth at historical rates; (5) the Company’s ability to maintain its net interest margin; (6) the quality of the Company’s earning assets; (7) changes in the regulatory environment; (8) fluctuations in the real estate market; (9) changes in business conditions and inflation; (10) changes in securities markets; and (11) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company. Central Valley Community Bancorp will undertake no obligation to revise or publically release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made. 2

Experienced Management Team Years at Years of Executive Position CVCY Experience James M. Ford President & CEO 6 40 David A. Kinross EVP, Chief Financial Officer 14 30 James J. Kim EVP, Chief Operating Officer 3 20 Patrick J. Carman EVP, Chief Credit Officer 11 48 Ken Ramos EVP, Market Executive – South 1 31 Blaine Lauhon EVP, Market Executive – North 2 33 Teresa Gilio EVP, Chief Administrative Officer 11 38 3

Overview 20 Branches in 9 Contiguous Counties NASDAQ Symbol CVCY Market Capitalization $258 Million Institutional Ownership 48% Insider Ownership 17% Total Assets $1.60 Billion Headquarters Fresno, CA Number of Branches 20 Year Established 1980 Strategic Footprint Bakersfield to Sacramento As of December 31, 2019 4

Overview of the Region Seven Metropolitan Statistical Areas • Agricultural products from the region totaled $26.9 billion in 2017, more than 48 states. • Regional GDP equaled $245.7 billion in 2017, more than 26 states including Oregon and Nevada. • Regional Population equaled 5.6 million in 2018, more than 28 states. • All 10 counties in the region have population growth exceeding California and U.S. growth. • Includes Capitol of 5th largest economy in the world • Encompasses a large part of Northern California Megaregion 5

Region Comparative Data Fresno MSA Stockton Sacramento California USA MSA MSA Job Growth (1 year, Dec 2017-18) 2.5% 2.6% 1.6% 1.7% 1.8% (5 years, Dec 2013-18) 17.2% 18.2% 13.5% 12.6% 9.4% Population Growth (1 year, 2017-2018) 1.1% 1.3% 1.4% 0.5% 0.6% (5 years, 2013-2018) 5.3% 7.4% 5.4% 3.6% 3.5% Median Household Income (2017) $51,800 $61,164 $67,902 $71,805 $60,336 Median Home Value (Dec 2018) $248,200 $362,000 $406,900 $547,400 $223,900 Home Price Growth (1 year, Dec 2017-18) 6.4% 6.9% 4.8% 4.7% 7.6% (5 years, Dec 2013-18) 45.3% 61.1% 41.3% 40.2% 36.9% 6

Financial Highlights 2019 2018 2017 Total Assets $1.60 Billion $1.54 Billion $1.66 Billion Net Income $21.44 Million $21.29 Million $14.03 Million Diluted EPS $1.59 $1.54 $1.10 Net Interest Margin 4.51% 4.44% 4.40% ROAA 1.36% 1.35% 0.94% ROAE 9.39% 10.07% 7.69% Cash Dividends per share $0.43 $0.31 $0.24 Total Cost of Funds 0.15% 0.09% 0.08% NPAs to Total Assets 0.11% 0.18% 0.18% Leverage Capital Ratio 11.38% 11.48% 9.71% Common Equity Tier 1 Ratio 14.55% 15.13% 12.90% Tier 1 Risk Based Capital Ratio 14.98% 15.59% 13.28% Total Risk Based Capital Ratio 15.79% 16.44% 14.07% 7

Attractive Investment Opportunity CVCY Stock Price 25 20 15 Price 10 Dividend Payout Ratio - 27.0% Dividend Yield - 2.11% 5 0 1/1/2010 1/1/2011 1/1/2012 1/1/2013 1/1/2014 1/1/2015 1/1/2016 1/1/2017 1/1/2018 1/1/2019 As of December 31, 2019 Source: NASDAQ Monthly Closing Price Data 8

Growing Franchise Average Total Assets 1,800,000 1,600,000 1,400,000 1,200,000 1,000,000 Thousands 800,000 1,577,410 1,574,089 1,491,696 1,321,007 1,222,526 600,000 1,157,483 400,000 200,000 0 2014 2015 2016 2017 2018 2019 Note: Acquisitions of Sierra Vista Bank occurred on October 1, 2016, and Folsom Lake Bank occurred on October 1, 2017 9

Strong Net Income and NIM 25,000 4.60 4.51 4.50 4.44 4.40 4.40 20,000 4.40 4.30 15,000 4.20 4.11 4.06 Percent Thousands 4.10 21,289 21,443 10,000 4.01 17,561 4.00 15,182 14,026 10,964 3.90 5,000 5,294 3.80 0 3.70 2014 2015 2016 2017 2017* 2018 2019 Net Income Net Interest Margin * Excluding DTA revaluation 10

Solid Earnings ROAA / ROAE 1.60 12.00 10.07 9.84 1.40 9.62 9.39 10.00 1.20 8.12 7.69 8.00 1.00 0.80 6.00 1.36 1.35 Percent ROAE ROAA Percent ROAA 4.06 0.60 1.15 1.18 4.00 0.90 0.94 0.40 2.00 0.20 0.46 - - 2014 2015 2016 2017 2017* 2018 2019 ROAA ROAE * Excluding DTA revaluation 11

Steady Deposit Growth and Lowest Cost of Funds Average Total Deposits 1,600,000 0.15 0.16 1,400,000 0.14 1,200,000 0.12 0.11 1,000,000 0.09 0.10 0.09 0.09 0.08 800,000 0.08 Percent Thousands 1,284,305 1,333,754 1,295,780 600,000 0.06 1,144,231 1,065,798 1,006,560 400,000 0.04 200,000 0.02 0 0.00 2014 2015 2016 2017 2018 2019 Avg Deposits Cost of Funds 12

Attractive Deposit Mix Total Deposits = $1.33 Billion TCDs 7% Money Market 20% Non-Interest Bearing 45% Now/Savings 28% As of December 31, 2019 13

Loan Totals and Yield Average Total Loans 1,200,000 5.60 5.54 5.53 5.55 5.51 5.50 1,000,000 5.50 5.45 800,000 5.40 600,000 5.35 Percent Thousands 5.29 5.27 5.30 908,419 930,883 400,000 790,504 5.25 5.20 200,000 644,282 533,531 578,899 5.15 0 5.10 2014 2015 2016 2017 2018 2019 Total Loans Loan Yield 14

Well Diversified Loan Portfolio Consumer & Total Loans = $943 Million Equity Loans and Installment, 5% Lines, 7% Other Real Estate, 3% Commercial & Industrial, 11% Agriculture Production & Land, 11% Owner Occupied Commercial Real Real Estate, 21% Estate, 35% R/E Construction & Land, 8% As of December 31, 2019 Excludes Deferred Loan Fees 15

Agricultural Loan Commitments Pistachios Citrus 1% 1% Cotton 4% Tree Fruit Almonds 9% 19% Cherries 6% Table Grapes Raisins 4% 8% Open Land 14% Tomatoes 10% Row Crops Walnuts 3% 7% Other Wine Grapes 9% 5% As of December 31, 2019 16

Conservative Investment Portfolio Total = $506 Million Equity Mutual Yield = 2.92% Funds Effective Duration 4.00 Years Corporate Debt 2% US Government 1% Agencies Fed Funds Sold 3% 6% Private Label Mortgage and Asset Backed 31% Agency CMO, MBS & Other Securities 39% Municipal Securities 6% As of December 31, 2019 17

On the Horizon Improve Efficiencies Organic Loan & Deposit Growth Invest in Team & Technology Capital Management - $10 million Stock Repurchase Monitor Agriculture Impacts from Water, Regulation, Tariffs, Labor and Global Pricing 18

Investing in Relationships 19